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                                 EXHIBIT 10(D)

                      AMENDMENT TO 1991 STOCK OPTION PLAN













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                                                               Exhibit 10(d)

                                AMENDMENT TO THE
                   COMMERCIAL NATIONAL FINANCIAL CORPORATION
                             1991 STOCK OPTION PLAN

     The Commercial National Financial Corporation 1991 Stock Option Plan is hereby amended effective as of the date approved by the shareholders of the Corporation by making the following change.

     The first sentence in Section 3, Shares Subject to Plan, is hereby replaced in its entirety with the following:

            A maximum of 60,388 shares of Common Stock (subject to adjustment in accordance with Paragraph 16 below) may be subject to the exercise of options granted under the Plan.


                                         COMMERCIAL NATIONAL
                                         FINANCIAL CORPORATION


Dated:  5-22-95                          By: /s/ Dean E. Milligan
      ---------------                        ------------------------
                                             Dean E. Milligan,
                                             President